                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                    [       (($581,884))             6
              2 * { ---------------------------- + 1] - 1} = 6.02%
                      [((5,977,686 * 19.655))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                Total Return
         ------------                                ------------
         $1,067.79                                $1,067.79 - $1,000
                                               ----------------------- = 6.78%
                                                        $1,000

         Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,068.59 - $1,000
         ------------------ = 6.86%
              $1,000

         Cumulative total return for ten years ended December 31, 2000, is as follows:

         $1,365.99-$1,000
         ---------------- = 36.60%
              $1,000

         Cumulative total return since inception through December 31, 2000, is as follows:

         $1,580.50-$1,000
         ---------------- = 58.05%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV
         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $1,067.79/$1,000 - 1 = 6.78%

         Five years ended December 31, 2000:

                           1/5
         ($1,068.59/$1,000)         - 1 = 1.34%

         Ten years ended December 31, 2000:

                           1/10
         ($1,365.99/$1,000)         - 1 = 3.17%

         Since inception through December 31, 2000:

                           1/11.67
         ($1,580.50/$1,000)         - 1 = 4.00%

         Unit Value Information


                                      Unit
            Date                      Value
            ------                   -------
         05/01/1989                  $10.000
         12/31/1989                   10.756
         12/31/1990                   11.454
         12/31/1991                   12.922
         12/31/1992                   13.529
         12/31/1993                   14.609
         12/31/1994                   13.484
         12/31/1995                   15.805
         12/31/1996                   15.935
         12/31/1997                   17.150
         12/31/1998                   18.421
         12/31/1999                   17.823
         12/31/2000                   19.655

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                      [       (($542,092))            6
               2 * { ---------------------------- + 1] - 1} = 8.33%
                        [((37,519,171 * 2.118))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                              Total Return
         ------------                              ------------
         $1,025.06                              $1,025.06 - $1,000
                                                ------------------ = 2.51%
                                                      $1,000

         Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,032.53 - $1,000
         ------------------ = 3.25%
               $1,000

         Cumulative total return for ten ended December 31, 2000, is as follows:

         $1,387.49 - $1,000
         ------------------ = 38.75%
               $1,000

         Cumulative total return since inception through December 31, 2000, is as follows:

         $1,698.00 - $1,000
         ------------------ = 69.80%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $1,025.06/$1,000 - 1 = 2.51%

         Five years ended December 31, 2000:

                           1/5
         ($1,032.53/$1,000)           - 1 = 0.64%

         Ten years ended December 31, 2000:

                           1/10
         ($1,387.49/$1,000)           - 1 = 3.33%

         Since inception through December 31, 2000:

                           1/12.67
         ($1,698.00/$1,000)           - 1 = 4.27%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1988                  $1.000
         12/31/1988                   1.025
         12/31/1989                   1.135
         12/31/1990                   1.219
         12/31/1991                   1.379
         12/31/1992                   1.457
         12/31/1993                   1.621
         12/31/1994                   1.516
         12/31/1995                   1.754
         12/31/1996                   1.802
         12/31/1997                   1.963
         12/31/1998                   2.059
         12/31/1999                   1.998
         12/31/2000                   2.118

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = -----------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                          Total Return
         ------------                          ------------
            $  990.99                       $  990.99 - $1,000
                                            ------------------ = -0.90%
                                                  $1,000

         Cumulative total return for five years ended December 31, 2000, is as follows:

         $2,174.83 - $1,000
         ------------------- = 117.48%
              $1,000

         Cumulative total return for ten years ended December 31, 2000, is as follows:

         $4,333.36 - $1,000
         ------------------ = 333.34%
              $1,000

         Cumulative total return since inception through December 31, 2000, is as follows:

         $5,659.00 - $1,000
         ------------------ = 465.90%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  990.91/$1,000 - 1 = -0.90%

         Five years ended December 31, 2000:

                           1/5
         ($2,217.83/$1,000)           - 1 = 16.81%

         Ten years ended December 31, 2000:

                           1/10
         ($4,333.36/$1,000)           - 1 = 15.79%

         Since inception through December 31, 2000:

                           1/12.67
         ($5,659.00/$1,000)           - 1 = 14.66%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1988                  $1.000
         12/31/1988                   0.999
         12/31/1989                   1.358
         12/31/1990                   1.298
         12/31/1991                   1.966
         12/31/1992                   1.996
         12/31/1993                   2.143
         12/31/1994                   2.054
         12/31/1995                   2.587
         12/31/1996                   2.972
         12/31/1997                   3.296
         12/31/1998                   3.870
         12/31/1999                   5.925
         12/31/2000                   6.079

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ASSET ALLOCATION SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $  953.27                                 $  953.27 - $1,000
                                                   ------------------ =  -4.67%
                                                          $1,000

         Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,641.78 - $1,000
         ------------------ =  64.18%
               $1,000

         Cumulative total return for ten years ended December 31, 2000, is as follows:

         $2,744.17 - $1,000
         ------------------ = 174.42%
               $1,000

         Cumulative total return since inception through December 31, 2000, is as follows:

         $3,457.00 - $1,000
         ------------------ = 245.70%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  953.27/$1,000 - 1 = -4.67%

         Five years ended December 31, 2000:

                           1/5
         ($1,641.78/$1,000)          - 1 = 10.42%

         Ten years ended December 31, 2000:

                           1/10
         ($2,744.17/$1,000)          - 1 = 10.62%

         Since inception through December 31, 2000:

                           1/12.67
         ($3,457.00/$1,000)          - 1 = 10.29%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1988                  $1.000
         12/31/1988                   1.020
         12/31/1989                   1.245
         12/31/1990                   1.253
         12/31/1991                   1.578
         12/31/1992                   1.665
         12/31/1993                   1.797
         12/31/1994                   1.773
         12/31/1995                   2.134
         12/31/1996                   2.369
         12/31/1997                   2.810
         12/31/1998                   3.326
         12/31/1999                   3.923
         12/31/2000                   3.877

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                          Total Return
         ------------                          ------------
         $   775.93                         $  775.93 - $1,000
                                            ------------------ = -22.41%
                                                  $1,000

         Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,541.33 - $1,000
         ------------------ = 54.13%
               $1,000

         Cumulative total return since inception through December 31, 2000, is as follows:

         $2,423.90 - $1,000
         ------------------ =  142.39%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T) =  ERV



         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  775.93/$1,000 - 1 = -22.41%

         Five years ended December 31, 2000:

                           1/5
         ($1,541.33/$1,000)        - 1 = 9.04%

         Since inception through December 31, 2000:

                           1/8.67
         ($2,423.90/$1,000)        - 1 = 10.75%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1992                  $10.000
         12/31/1992                   10.989
         12/31/1993                   12.784
         12/31/1994                   12.237
         12/31/1995                   15.754
         12/31/1996                   18.511
         12/31/1997                   19.508
         12/31/1998                   21.433
         12/31/1999                   33.343
         12/31/2000                   27.039


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONEY MARKET SUBACCOUNT

         The subaccount's standardized yield for the seven day period ended December 29, 2000 was computed by dividing 1 by the unit price for December 22, 2000, then multiplying this by the unit price on December 29, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 29, 2000 was as follows:

         ((1/1.660913) x 1.662408) -1 = .000900 - Base Period Return

         .000900 x (365/7) = .0469 or 4.69%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 29, 2000 was as follows:

                      365/7
         (.000900 + 1)      -1 = .0480 or 4.80%


         Date                     Unit Price
         ------                   ----------
         12/22/2000               1.660913
         12/29/2000               1.662408


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $  802.88                           $  802.88 - $1,000
                                             ------------------ = -19.71%
                                                   $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $2,022.42 - $1,000
         ------------------ = 102.24%
              $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $2,528.20 - $1,000
         ------------------ =  152.82%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  802.88/$1,000 - 1 = -19.71%

         Five years ended December 31, 2000:

                           1/5
         ($2,022.42/$1,000)         - 1 = 15.13%

         Since inception through December 31, 2000:

                           1/6.67
         ($2,528.20/$1,000)         - 1 = 14.92%


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1994                  $10.000
         12/31/1994                    9.796
         12/31/1995                   12.461
         12/31/1996                   13.233
         12/31/1997                   13.241
         12/31/1998                   15.829
         12/31/1999                   32.680
         12/31/2000                   27.382


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $1,002.27                           $1,002.27 - $1,000
                                             ------------------ = 0.23%
                                                   $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,736.11 - $1,000
         ------------------ = 73.61%
              $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $2,256.10 - $1,000
         ------------------ =  125.61%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $1,002.27/$1,000 - 1 = 0.23%

         Five years ended December 31, 2000:

                           1/5
         ($1,736.11/$1,000)         - 1 = 11.66%

         Since inception through December 31, 2000:

                           1/6.67
         ($2,256.10/$1,000)         - 1 = 12.97%


         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1994                  $10.000
         12/31/1994                   10.069
         12/31/1995                   12.904
         12/31/1996                   15.468
         12/31/1997                   19.489
         12/31/1998                   21.767
         12/31/1999                   23.775
         12/31/2000                   24.661

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              HIGH YIELD SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [          $452,976            6
                    2 * { -------------------------- + 1] - 1} = 12.49%
                          [   ((3,777,913 * 11.814))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                          Total Return
         ------------                          ------------
         $  888.04                           $  880.04 - $1,000
                                             ------------------ =  -11.20%
                                                   $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $  904.79 - $1,000
         ------------------ = -9.52%
               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  971.40 - $1,000
         ------------------ =  -2.86%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  880.04/$1,000 - 1 = -11.20%

         Five years ended December 31, 2000:

                           1/5
         ($  907.79/$1,000)     - 1 = -1.98%

         Since inception through December 31, 2000:

                         1/6.67
         ($971.40/$1,000)       - 1 = -0.43%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1994                  $10.000
         12/31/1994                    9.452
         12/31/1995                   10.941
         12/31/1996                   11.929
         12/31/1997                   12.917
         12/31/1998                   12.823
         12/31/1999                   12.799
         12/31/2000                   11.814


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INTERNATIONAL STOCK II SUBACCOUNT


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                          Total Return
         ------------                          ------------
         $  871.07                           $  871.07 - $1,000
                                             ------------------ = -12.89%
                                                   $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,087.55 - $1,000
         ------------------ =  8.76%
               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,253.30 - $1,000
         ------------------ =  25.33%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  871.07/$1,000 - 1 = -12.89%


         Five years ended December 31, 2000:

                           1/5
         ($1,087.55/$1,000)       - 1 = 1.69%

         Since inception through December 31, 2000:

                           1/6
         ($1,253.30/$1,000)       - 1 = 3.83%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         01/01/1995                  $10.000
         12/31/1995                   11.590
         12/31/1996                   12.888
         12/31/1997                   14.434
         12/31/1998                   16.513
         12/31/1999                   16.150
         12/31/2000                   14.633


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT


         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                     Total Return
         ------------                     ------------
         $  856.48                     $  856.48 - $1,000
                                       ------------------ = -14.35%
                                             $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $1,383.91 - $1,000
         ------------------ = 38.39%
               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,547.20 - $1,000
         ------------------ =  54.72%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $  856.48/$1,000 - 1 = -14.35%


         Five years ended December 31, 2000:

                           1/5
         ($1,383.91/$1,000)       - 1 =  6.71%

         Since inception through December 31, 2000:

                           1/6
         ($1,547.20/$1,000)       - 1 = 7.55%


         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         01/01/1995                  $10.000
         12/31/1995                   11.272
         12/31/1996                   12.691
         12/31/1997                   14.022
         12/31/1998                   16.113
         12/31/1999                   19.711
         12/31/2000                   17.572

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MULTISECTOR BOND SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                     [          $25,112               6
                  2 * { ------------------------ + 1] - 1} = 1.75%
                     [  ((1,388,497 * 12.436))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = -----------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                          Total Return
         ------------                           ------------
         $  993.45                          $  993.45 - $1,000
                                            ------------------ = -0.66%
                                                  $1,000

Cumulative total return for five years ended December 31, 2000, is as follows:

         $  884.01 - $1,000
         ------------------ = -11.60%
               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,033.60 - $1,000
         ------------------ =  3.36%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         $993.45/$1,000 - 1 = -0.66%

         Five years ended December 31, 2000:

                           1/5
         ($  884.01/$1,000)       - 1 = -2.44%

         Since inception through December 31, 2000:

                           1/6
         ($1,033.60/$1,000)       - 1 = 0.55%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      ------
         01/01/95                    $10.000
         12/31/1995                   11.743
         12/31/1996                   11.962
         12/31/1997                   11.837
         12/31/1998                   13.254
         12/31/1999                   12.092
         12/31/2000                   12.436

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                   Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $1,134.07                          $1,134.07 - $1,000
                                            ------------------ = 13.41%
                                                  $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,715.90 - $1,000
         ------------------ =  71.59%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,134.07/$1,000 - 1 = 13.41%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/4.67
         ($1,715.90/$1,000)        - 1 = 12.26%



         Unit Value Information


                                       Unit
            Date                      Value
            ----                      -----
         05/01/1996                  $10.000
         12/31/1996                   11.049
         12/31/1997                   13.652
         12/31/1998                   14.768
         12/31/1999                   15.875
         12/31/2000                   18.559

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = -----------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $  857.69                          $  857.69 - $1,000
                                            ------------------ = -14.23%
                                                 $1,000


Cumulative total return since inception through December 31, 2000, is as follows:

         $1,840.80 - $1,000
         ------------------ =  84.08%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  857.69/$1,000 - 1 = -14.23%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/4.67
         ($1,840.80/$1,000)         - 1 = 13.96%


         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1996                  $10.000
         12/31/1996                   11.327
         12/31/1997                   14.787
         12/31/1998                   18.689
         12/31/1999                   22.189
         12/31/2000                   19.808

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested
              Total Return = ----------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $  927.31                           $  927.31 - $1,000
                                             ------------------ = -7.27%
                                                   $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,935.80 - $1,000
         ------------------ =  93.58%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  927.31/$1,000 - 1 = -7.27%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/4.67
         ($1,935.80/$1,000)                - 1 = 15.19%


         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1996                  $10.000
         12/31/1996                   11.520
         12/31/1997                   14.429
         12/31/1998                   18.238
         12/31/1999                   21.571
         12/31/2000                   20.758


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                  Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $1,037.59                           $1,037.59 - $1,000
                                             ------------------ = 3.76%
                                                  $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,060.30 - $1,000
         ------------------ =  6.03%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,037.59/$1,000 - 1 = 3.76%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/2.67
         ($1,060.30/$1,000)        - 1 = 2.22%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.625
         12/31/1999                   10.538
         12/31/2000                   11.303

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LARGE CAP GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                   Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                          Total Return
         ------------                          ------------
         $  774.68                           $  774.68 - $1,000
                                             ------------------ = -22.53%
                                                    $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,124.60 - $1,000
         ------------------ =  12.46%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $  774.68/$1,000 - 1 = -22.53%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/2.67
         ($1,124.60/$1,000)         - 1 = 4.50%


         Unit Value Information



                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   11.755
         12/31/1999                   14.754
         12/31/2000                   11.946


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $1,218.12                            $1,218.12 - $1,000
                                              ------------------ = 21.81%
                                                   $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,265.70 - $1,000
         ------------------ =  26.57%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 2000:

         $1,218.12/$1,000 - 1 = 21.81%

         Average annual total return since inception of the subaccount through December 31, 2000 is as follows:

                           1/2.67
         ($1,265.70/$1,000)         - 1 = 9.23%

         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                 $10.000
         12/31/1998                   9.367
         12/31/1999                  10.659
         12/31/2000                  13.357


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL EQUITY SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the period are as follows:

         Ending Value                         Total Return
         ------------                         ------------
         $  891.40                          $  891.40 - $1,000
                                            ------------------ = -10.86%
                                                   $1,000

         Unit Value Information

                                       Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   9.264



                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           INVESTORS GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the period are as follows:

         Ending Value                  Total Return
         ------------                  ------------
         $  855.50                  $  855.50 - $1,000
                                    ------------------ = -14.45%
                                          $1,000

         Unit Value Information

                                       Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   8.905

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             BLUE CHIP II SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested
              Total Return = ----------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the period are as follows:

         Ending Value                           Total Return
         ------------                           ------------
         $  837.80                          $  837.80 - $1,000
                                            ------------------ = -16.22%
                                                  $1,000

         Unit Value Information

                                       Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   8.728

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        CAPITAL OPPORTUNITIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
             Total Return = ----------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the period are as follows:

         Ending Value                        Total Return
         ------------                        ------------
         $  840.40                        $  840.40 - $1,000
                                          ------------------ = -15.96%
                                               $1,000

         Unit Value Information

                                       Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   8.754


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           AMERICAN LEADERS SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the period are as follows:

         Ending Value                            Total Return
         ------------                            ------------
         $1,004.2                           $1,004.20 - $1,000
                                            ------------------ = 0.42%
                                                  $1,000

         Unit Value Information

                                       Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                  10.392